UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 25, 2008

Whitehall Jewelers Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52123 (Commission File No.)	20-4864126 (I.R.S. Employer Identification No.)

125 South Wacker Dr., Suite 2600

Chicago IL 60606

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(312) 782-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01. Changes in Registrant’s Certifying Accountant

Item 9.01. Financial Statements and Exhibits

Signatures

Table of Contents

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Resignation of independent registered public accounting firm

On August 1, 2008, Grant Thornton LLP ("Grant Thornton"), which had served as Whitehall Jewelers Holdings, Inc.’s (the “Company”) independent registered public accounting firm, resigned.

The reports of Grant Thornton on the consolidated financial statements of the Company as of and for the years ended February 2, 2008 and January 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years, as well as the subsequent interim period through August 1, 2008, (a) there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(iv)(A) through (E) of Regulation S-K have occurred.

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company had provided Grant Thornton with a copy of the foregoing disclosures in its Current Report on Form 8-K, dated September 25, 2008 (the “September 25th 8-K”), prior to its filing with the Securities and Exchange Commission (“SEC”). The Company also requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the foregoing statements, which were also made by the Company in the September 25th 8-K. On September 26, 2008, the Company received Grant Thornton's response letter in which it states that it agrees with the foregoing disclosures, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Item No.	Description of Exhibit -------- ----------------------
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated September 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITEHALL JEWELERS HOLDINGS,
INC.

Date: October 1, 2008                               By:      /s/ Robert B. Nachwalter

Robert B. Nachwalter

Senior Vice President and

General Counsel

                    Audit • Tax • Advisory

25 September 2008	Grant Thornton LLP

                   175 W Jackson Boulevard, 20th Floor

                   Chicago, IL 60604-2687

U.S. Securities and Exchange Commission	T 312.856.0200
Office of the Chief Accountant	F 312.565.4719
100 F Street, NE	www.GrantThornton.com

Washington, D.C. 20549

Re:	Whitehall Jewelers Holdings, Inc.

File No.000-52123

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Whitehall Jewelers Holdings, Inc. dated September 25, 2008 and agree with the statements concerning our Firm contained therein.

Very truly yours,

GRANT THORNTON LLP

Sara L. Carlson

Partner